UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 12, 2026

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	PAA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 12, 2026, a wholly-owned subsidiary (the “Seller”) of Plains All American Pipeline, L.P. (“PAA” or the “Registrant”), completed the previously announced sale of all of the issued and outstanding shares of Plains Midstream Canada ULC, the PAA subsidiary that owns substantially all of PAA’s natural gas liquids (NGL) business (the “Canadian NGL Business”) to Keyera Corp., an Alberta Corporation (“Keyera”), pursuant to the terms of a definitive Share Purchase Agreement dated as of June 17, 2025 (as amended to date, the “SPA”).

Pursuant to the SPA, Seller received cash consideration of approximately CAD $5.13 billion (approximately USD $3.76 billion), subject to certain post-closing adjustments as defined in the SPA. Net proceeds from the sale of approximately $3.3 billion, after taxes and expenses, will be used to reduce leverage, including repayment of outstanding borrowings under PAA’s commercial paper program, the term loan described in Item 1.02 below and PAA’s 4.50% senior notes due December 2026, and for other general partnership purposes.

In connection with the closing of the sale of the Canadian NGL Business, PAA and Keyera have entered into certain transition services agreements pursuant to which PAA and Keyera will provide certain services to support the transition of the Canadian NGL Business, subject to the terms and conditions set forth therein.

The SPA contains customary representations, warranties and covenants for a representation and warranty insurance transaction and customary termination provisions, as well as mutual indemnification provisions for breaches of certain of the representations, warranties and covenants in the SPA, subject to certain limitations.

The foregoing description of the closing of the sale of the Canadian NGL Business and the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA and each amendment thereto, each of which are exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On November 26, 2025, PAA entered into a term loan agreement (the “Term Loan Agreement”) by and among PAA, as borrower, PNC Bank, National Association, as administrative agent, and the other lenders party thereto (collectively, the “Lenders”). The Term Loan Agreement provides for a $1.1 billion senior unsecured term loan (the “Term Loan”), which was funded on December 1, 2025. The Term Loan will mature on the two-year anniversary of the closing date of the Term Loan Agreement; however, PAA may at any time prepay amounts outstanding under the Term Loan Agreement, in whole or in part, without premium or penalty. The closing of the sale of the Canadian NGL Business as described in Item 2.01 above triggers mandatory prepayment of all amounts outstanding under the Term Loan Agreement within seven (7) business days of the closing of such sale. Effective May 14, 2026, PAA intends to terminate the Term Loan Agreement and repay all amounts outstanding thereunder.

Item 7.01. Regulation FD Disclosure.

On May 12, 2026, PAA and Plains GP Holdings, L.P. (“PAGP”) issued a press release announcing the closing of the sale of the Canadian NGL Business to Keyera. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, unless expressly incorporated by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Registrant has omitted the inclusion of any pro forma financial information as the transaction has already been included as discontinued operations within the Registrant’s Condensed Consolidated Financial Statements for the three months ended March 31, 2026 and 2025, included within PAA’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, and within the Registrant’s Consolidated Financial Statements for each of the three years ended December 31, 2025, 2024 and 2023, included within PAA’s Annual Report on Form 10-K for the year ended December 31, 2025.

(d) Exhibits.

Exhibit Number	Description
2.1 *	Share Purchase Agreement, dated as of June 17, 2025, by and between Plains Midstream Luxembourg S.A.R.L. and Keyera Corp. (portions of this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K) (incorporated by reference to Exhibit 2.1 of the Registrant’s Form 10-Q for the quarter ended June 30, 2025.)
2.2 *	First Amendment to Share Purchase Agreement, dated as of May 11, 2026, by and between Plains Midstream Luxembourg S.A.R.L. and Keyera Corp. (portions of this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K)
2.3 *	Second Amendment to Share Purchase Agreement, dated as of May 12, 2026, by and between Plains Midstream Luxembourg S.A.R.L. and Keyera Corp. (portions of this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K)
2.4 *	Third Amendment to Share Purchase Agreement, dated as of May 12, 2026, by and between Plains Midstream Luxembourg S.A.R.L. and Keyera Corp. (portions of this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K)
99.1	Press Release dated May 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain information has been omitted from this exhibit as such omitted information is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By: PAA GP LLC, its general partner

By: Plains AAP, L.P., its sole member

By: Plains All American GP LLC, its general partner

Date: May 12, 2026	By:	/s/ Richard K. McGee
	Name:	Richard K. McGee
	Title:	Executive Vice President, General Counsel and Secretary

4